UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2021

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on November 29, 2020, S&P Global Inc. (the “Company”) entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 thereto, dated as of January 20, 2021), by and among the Company, IHS Markit Ltd. (“IHS Markit”) and Sapphire Subsidiary, Ltd., a wholly owned subsidiary of the Company (“Merger Sub”), upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into IHS Markit, with IHS Markit surviving as a wholly owned subsidiary of the Company (the “Merger”).

On November 16, 2021, S&P Global Market Intelligence Inc. (“Market Intelligence”), a wholly owned subsidiary of the Company, commenced, in connection with the Merger, an exchange offer for any and all outstanding notes (the “IHS Markit Notes”) issued by IHS Markit, for up to $4,642,848,000 aggregate principal amount of new notes to be issued by the Company and cash. In conjunction with the offers to exchange (collectively, the “Exchange Offers”) the IHS Markit Notes, Market Intelligence is concurrently soliciting consents (collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures (each an “IHS Markit Indenture” and, collectively, the “IHS Markit Indentures”) governing the IHS Markit Notes to, among other things, eliminate from each IHS Markit Indenture (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the SEC reporting covenant, (iv) the restrictions on IHS Markit consolidating with or merging into another person or conveying, transferring or leasing all or any of its properties and assets to any person and (v) the obligation to offer to repurchase the IHS Markit Notes upon certain change of control transactions.

The Exchange Offers and Consent Solicitations are being made solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated November 16, 2021 in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned, among other things, upon the closing of the Merger, which is expected to be completed in the first quarter of 2022.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(99.1)	Press Release, dated November 16, 2021.

(104)	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: November 16, 2021